UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2007 (November 23, 2007)

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway, Suite 2950, Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 780-9926
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 23, 2007, Trico Marine Services, Inc. (“Trico”) completed its acquisition of all of the outstanding shares of common stock (the “Shares”) and warrants to purchase Shares (collectively, the “Securities”) of Active Subsea ASA, a Norwegian public limited liability company (“Active Subsea”), for approximately US$247 million, including fees and expenses and at exchange rates as of November 21, 2007. The Securities were acquired pursuant to a Norwegian tender offer by Trico initiated on November 8, 2007. The offering period for the tender offer expired at 12:00 noon, Central European Time, on Monday, November 19, 2007, at which time a total of 47,876,000 shares of Active Subsea (including shares tendered under pre-acceptance procedures) had been validly tendered and not withdrawn, representing 98.7% of the outstanding Active Subsea common stock.  In addition, all warrants had been validly tendered and not withdrawn. All securities that were validly tendered and not withdrawn were accepted for purchase in accordance with the terms of the offer, and all of the conditions to closing the offer were satisfied. The purchase of the tendered securities was consummated on November 23, 2007.

Subsequent to the end of the offering period, Trico acquired the remaining 624,000 untendered shares of Active Subsea in open market transactions. As a result, upon the consummation of the tender offer on November 23, 2007, Active Subsea became a wholly owned subsidiary of Trico. As a result of the completion of the transaction, effective as of the close of trading on November 26, 2007, the Shares ceased trading on the Norwegian Securities Dealers Association’s information system for unlisted shares.

The full text of the press release issued by Trico and Active Subsea on November 26, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired

The required financial statements of Active Subsea are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than February 8, 2008.

(b)

Pro Forma Financial Information

The required pro forma financial information relative to the acquisition of Active Subsea is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than February 8, 2008.

(d)

Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press release dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

Dated: November 26, 2007	By:	/s/ Rishi A. Varma
Rishi A. Varma
Chief Administrative Officer, Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated November 26, 2007.